Exhibit 10.2

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CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR (4) ASTERISKS [***].

Option Agreement

This Agreement is made and entered into to be effective the 20th day of May, 2009 (“Effective Date”), by and between the UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INC., a corporation not for profit under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida (“UNIVERSITY”) pursuant to section 1004.28 Florida Statutes, having its principal office at 4202 East Fowler Avenue, ADM200, Tampa, Florida 33620, U.S.A. (hereinafter referred to as “RESEARCH FOUNDATION”), and New Energy Solar Corporation. (hereinafter referred to as “OPTIONEE”) a corporation organized under the laws of Florida  having its principal offices at 8875 Hidden River Parkway, Suite 300, Tampa, FL 33637.

In consideration of the mutual promises and covenants set forth below, the parties hereto agree as follows:

Article I Definitions

As used in this Agreement, the following terms shall have the following meanings:

1.1	ACADEMIC RESEARCH PURPOSES: ****

1.2	FIELD: ****

1.3	LICENSED PROCESSES: the processes covered by PATENT RIGHTS or some portion thereof.

1.4	LICENSED PRODUCTS: products covered by PATENT RIGHTS or products made or services provided in accordance with or by means of LICENSED PROCESSES

1.5
PATENT RIGHTS:  **** the inventions described and claimed therein, and any divisions, continuations, patents issuing thereon or reissues thereof, and any and all foreign patents and patent applications corresponding thereto, all to the extent owned or controlled by RESEARCH FOUNDATION.  PATENT RIGHTS shall specifically include patents and/or patent applications identified in Appendix A.

Article II
Representations

2.1	RESEARCH FOUNDATION is the exclusive licensee from the University. The University is the owner by assignment from the inventor(s)the inventor(s) entire right, title and interest in the PATENT RIGHTS

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2.2	RESEARCH FOUNDATION has the authority to issue licenses under PATENT RIGHTS.

2.3
RESEARCH FOUNDATION is committed to the policy that ideas or creative works produced at University should be used for the greatest possible public benefit, and believes that every reasonable incentive should be provided for the prompt introduction of such ideas into public use, all in a manner consistent with the public interest.

2.4	OPTIONEE is desirous of obtaining an exclusive worldwide commercial license under PATENT RIGHTS, and RESEARCH FOUNDATION is desirous of granting such a license to OPTIONEE.

Article III
Grant of Option

3.1
RESEARCH FOUNDATION hereby grants to OPTIONEE and OPTIONEE accepts, subject to the terms and conditions hereof, an exclusive option to obtain an exclusive worldwide commercial license in the FIELD under PATENT RIGHTS.

3.2	The granting and exercise of this option is subject to the following conditions:

(a)
University’s “Statement of Policy and Procedure for Inventions and Works,” USF System Policy 0-300 dated January 23, 2006; Section 1004.28 and 1004.23 of the Florida Statutes; Regulation USF 10-012; applicable faculty and graduate collective bargaining agreements, and University’s obligations under agreements with other sponsors of research. Any right granted in this Agreement greater than that permitted under the statues, rules, agreements and policies outlined above, shall be subject to modification as may be required to conform to the provisions of these policies.

(b)
RESEARCH FOUNDATION reserves the right to make and use, and grant to others non-exclusive licenses to make and use for ACADEMIC RESEARCH PURPOSES the subject matter described and claimed in PATENT RIGHTS.

3.3	****

3.4	****

Article IV
Exercise of Option

4.1
OPTIONEE may exercise this option by informing RESEARCH FOUNDATION by providing a written statement, reasonably satisfactory to RESEARCH FOUNDATION, of its intention and ability to develop such LICENSED PROCESS or LICENSED PRODUCT for public use as soon as practicable, consistent with sound and reasonable business practice and judgment.

4.2	****

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Article V
Evaluation Procedure

5.1	****

Article VI
Domestic and Foreign Patent Filing and Maintenance

6.1	****

6.2
RESEARCH FOUNDATION shall, in its sole discretion, be responsible for the preparation, filing, prosecution and maintenance of any and all patent applications and patents included in PATENT RIGHTS. RESEARCH FOUNDATION shall consult with OPTIONEE as to the preparation, filing, prosecution and maintenance of such patent applications and patents and shall have RESEARCH FOUNDATION’s legal representation furnish to OPTIONEE timely copies of documents relevant to any such preparation, filing, prosecution or maintenance.

Article VII
Termination

7.1
This Agreement shall terminate at the end of the option period unless the option is exercised, in which case this Agreement will terminate at the end of the stipulated negotiation period or upon execution of a license agreement, whichever occurs first.

7.2	Sections 6.1, 7.1, 7.2, 8.2, 8.3 and 8.4 of this Agreement shall survive termination.

Article VIII
General Provisions

8.1
RESEARCH FOUNDATION does not warrant the validity of the PATENT RIGHTS optioned hereunder and makes no representations whatsoever with regard to the scope of the optioned PATENT RIGHTS or that such PATENT RIGHTS may be exploited by OPTIONEE or an AFFILIATE without infringing other patents.

8.2
RESEARCH FOUNDATION EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED OR EXPRESS WARRANTIES AND MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PATENT RIGHTS, BIOLOGICAL MATERIALS, OR INFORMATION SUPPLIED BY RESEARCH FOUNDATION, LICENSED PROCESSES OR LICENSED PRODUCTS CONTEMPLATED BY THIS AGREEMENT.

8.3
OPTIONEE shall indemnify, defend and hold harmless RESEARCH FOUNDATION and its current or former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns (collectively, the “Indemnitees”), from and against any claim, liability, damage, loss or expenses (including reasonable attorneys’ fees and expenses of litigation) (collectively CLAIMS) based upon, arising out of, or otherwise relating to this Agreement, including without limitation any CLAIMS (including, but not limited to any CLAIMS arising out of any theory of product liability) concerning any product, process, or service made, used or sold pursuant to any right or license granted as a result of this Agreement.

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8.4
OPTIONEE shall not use RESEARCH FOUNDATION’s name or insignia, or any adaptation of them, or the name of any of RESEARCH FOUNDATION’s inventors in any advertising, promotional or sales literature without the prior written approval of RESEARCH FOUNDATION.

8.5
Without the prior written approval of RESEARCH FOUNDATION in each instance, neither this Agreement nor the option granted hereunder shall be transferred or assigned in whole or in part by OPTIONEE to any person whether voluntarily or involuntarily, by operation of law or otherwise. This Agreement shall be binding upon the respective successors, legal representatives and assignees of RESEARCH FOUNDATION and OPTIONEE.

8.6	The interpretation and application of the provisions of this Agreement shall be governed by the laws of the state of Florida.

8.7
Any notices to be given hereunder shall be sufficient if signed by the party (or party’s attorney) giving same and either (a) delivered in person, or (b) mailed certified mail return receipt requested, or (c) faxed to other party if the sender has evidence of successful transmission and if the sender promptly sends the original by ordinary mail, in any event to the following addresses:

If to OPTIONEE:
New Energy Solar Corporation
Attention: Meetesh Patel
3905 National Drive, Suite 110
Burtonsville, MD 20866
Fax: (866) 266-0419

If to RESEARCH FOUNDATION:
USF Research Foundation, Inc.
Attention:  Business Manager
3802 Spectrum Boulevard, Suite 100
Tampa, Florida 33612
813-974-8490 (fax)

By such notice either party may change their address for future notices.

Notices delivered in person shall be deemed given on the date delivered. Notices sent by fax shall be deemed given on the date faxed. Notices mailed shall be deemed given on the date postmarked on the envelope.

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8.8
This Agreement constitutes the entire understanding between the parties and neither party shall be obligated by any condition or representation other than those expressly stated herein or as may be subsequently agreed to by the parties hereto in writing.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed in duplicate by their duly authorized officers.

UNIVERSITY OF SOUTH FLORIDA	COMPANY
RESEARCH FOUNDATION

Signature	Signature
Name: Rod Casto, Ph.D.	Name:
Title: Corporate Secretary	Title:

University of South Florida Board
Of Trustees, a public body corporate

Signature
Name:
Title:

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Appendix A

The following comprise PATENT RIGHTS:

****

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Appendix B

The following is/are the cost(s) associated with the PATENT RIGHTS

****